EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Lee Cole, Acting Principal Executive Officer of Advance Nanotech, Inc. (the Company), and Thomas P. Finn, Chief Financial Officer of the Company, do each certify, pursuant to 18 U.S.C. ss. 1350, that:

1. The report on Form 10-Q of the Company for the period ended June 30, 2008 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Lee Cole
Lee Cole
Acting Principal Executive Officer
Date: August 14, 2008

COMPANY NAME CORPORATION

By:	/s/ Thomas P. Finn
Thomas P. Finn
Chief Financial Officer
Date: August 14, 2008